Prospectus and Statement of
Additional Information Supplement

January 30, 2025

Morgan Stanley ETF Trust

Supplement dated January 30, 2025 to the Morgan Stanley ETF Trust Prospectus and Statement of Additional Information dated January 28, 2025

Eaton Vance CLO Investment Grade Income ETF (the "Fund")

Effective immediately, Edward Greenaway, Steve Sebo and Brandon Matsui will continue to serve as portfolio managers of the Fund. All references to other portfolio managers of the Fund are removed from the Fund's Prospectus and Statement of Additional Information.

Please retain this supplement for future reference.

  EVCLOIGIETFPROSAISPT 1/25